UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2026

INTERPACE BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Waterview Plaza, Suite 310, 2001 Route 46

Parsippany, NJ 07054

(Address, including zip code, of principal executive offices)

(855) 776-6419

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On October 14, 2026, Interpace Biosciences, Inc. (the “Company”) issued a press release announcing preliminary results for the third quarter ended September 30, 2026. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated October 14, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL)

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements in this report that are not historical facts may be considered “forward-looking statements,” including, but not limited to, statements regarding the Company’s preliminary results for the quarter ended September 30, 2026. These statements are based on management’s current expectations and information available as of the date of this report and are subject to risks, uncertainties, closing adjustments and other factors that could cause actual results to differ materially. Forward-looking statements are typically, but not always, identified by the use of words such as “may,” “would,” “believe,” “intend,” “plan,” “anticipate,” “estimate,” “expect,” and other similar terminology. Forward-looking statements are based on current expectations of management and upon what management believes to be reasonable assumptions based on information currently available to it, and are subject to risks and uncertainties. Such risks and uncertainties may cause actual results to differ materially from the expectations set forth in the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks related to preliminary financial results, including the risks that the preliminary financial results reported in Exhibit 99.1 reflect information available to the Company only at this time and may differ from actual results, including in connection with the Company’s completion of financial closing procedures, risks and uncertainties associated with the Company’s business and finances in general, as well as other risks detailed in the Company’s recent filings on Forms 10-K and 10-Q with the SEC. The Company undertakes no obligation to update any forward-looking statements to reflect new information, events or circumstances, or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2026	INTERPACE BIOSCIENCES, INC.

	By:	/s/ Thomas W. Burnell
	Name:	Thomas W. Burnell
	Title:	President and Chief Executive Officer